Exhibit 99.1

Silver Spring Networks Reports Fourth Quarter and

Full Year 2013 Financial Results

Non-GAAP Revenue Growth of 13% for the Full Year

Record Backlog of $875 Million, up 17% Year-Over-Year

Expanded Estimated U.S. Market Share in 2013

Redwood City, CA – February 10, 2014 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced financial results for its fourth quarter and full year ended December 31, 2013.

Full Year 2013 Results (all comparisons made are against the prior year period)

•	Non-GAAP revenue was $344.1 million, up 13%.

•	GAAP revenue was $326.9 million, up 66%.

•	Non-GAAP gross margin was 33.1%, as compared with 33.9% a year ago.

•	GAAP gross margin was 35.3% as compared to 16.1% a year ago.

•	Non-GAAP net loss was $3.1 million as compared with $5.7 million a year ago.

•	GAAP net loss was $66.8 million as compared with $89.7 million a year ago. GAAP net loss includes non-cash charges of $42.1 million in connection with Silver Spring’s initial public offering.

•	Silver Spring generated breakeven operating cash flow and has $145.9 million in cash and investments and no debt.

“We made good progress during 2013. We grew top line by 13%, entered three new countries enlarging our global footprint, launched our innovative street light solution, and expanded our total backlog to a record $875 million,” said Scott Lang, Chairman, President, and Chief Executive Officer. “I remain confident that our leading networking platform, proven value proposition, and large global market opportunity position us well for long-term growth.”

Business Highlights (through February 10, 2014, unless otherwise stated)

•	18.2 million cumulative network endpoints delivered from inception through December 31, 2013, up 15% from a year ago.

•	Record total backlog of $875 million as of December 31, 2013, up 17% year-over-year.

•	Working with clients that represent an incremental 26M+ homes and businesses that are piloting or deploying our technology in phases.

•	Won over 50% of the homes and businesses for networking and advanced metering awarded in the U.S. in 2013; expanded life-to-date estimated market share to approximately 33%. Entered three new countries expanding global footprint.

•	Hawaiian Electric Company to network homes and businesses in the initial phase of one of the country’s most extensive smart grid programs, covering advanced metering infrastructure, Customer IQ portal, direct load control, volt-var optimization, prepayment, and distributed generation integration.

•	Announced SilverLink™ Sensor Network. New approach to organizing, programming, and using near real-time smart grid data from the network to fuel new applications at up to 10x the speed and 1/10th the cost of traditional utility IT infrastructure.

•	Launched Silver Spring App Store and expanded partner program. Software developers leveraging smart grid data from the SilverLink Sensor Network for innovative applications.

•	Appointed Peter Van Camp, Executive Chairman of Equinix, to Board of Directors.

Q4 Results (all comparisons made are against the prior year period)

•	Non-GAAP revenue for the fourth quarter was $89.6 million, up 5%.

•	GAAP revenue was $97.2 million, up 94%.

•	Non-GAAP gross margin was 30.0%, as compared with 33.5% a year ago.

•	GAAP gross margin was 34.7% as compared to 21.1% a year ago.

•	Non-GAAP net income was $0.1 million as compared with $0.6 million a year ago.

•	GAAP net income was $0.4 million as compared with a GAAP net loss of $21.0 million a year ago.

Conference Call

Silver Spring will host a conference call today at 1:30 pm PT (4:30 pm ET) to review its results for the fourth quarter and full year ended December 31, 2013 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.silverspringnet.com. A dial-in replay of the conference call will be available until February 24, 2014 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13575377. An audio webcast replay of the conference call will be available for one year at http://ir.silverspringnet.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with over 18 million Silver Spring enabled devices delivered, is connecting utilities to homes and business throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power, among others. To learn more, please visit www.silverspringnet.com.

Non-GAAP and Other Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue (billings), cost of non-GAAP revenue (billings), non-GAAP gross profit (loss), non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, and adjusted EBITDA, and total backlog, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP and other financial measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), operating loss, net loss, loss per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue (billings) represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is recognized as GAAP revenue when all revenue recognition criteria have been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to billings by adding revenue to the change in deferred revenue in a given period.

Cost of non-GAAP revenue (billings) represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation and amortization of intangibles. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to non-GAAP cost of revenue by adding cost of revenue to the change in deferred cost of revenue, less stock-based compensation and amortization of intangibles included in cost of revenue, in a given period.

Non GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue.

Non-GAAP operating income (loss) represents operating loss adjusted for non-GAAP revenue (billings) and cost of non-GAAP revenue (billings) and excludes expenses related to the amortization of intangible assets, legal settlements, and stock-based compensation.

Non-GAAP net income (loss) represents net loss adjusted for non-GAAP revenue and cost of non-GAAP revenue, and excludes expenses related to the amortization of intangible assets, legal settlements, stock-based compensation, changes in fair value of preferred stock warrant liabilities and embedded derivatives, and loss on extinguishment of promissory notes.

Non-GAAP earnings (loss) per share represents non-GAAP net loss divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, provision for income taxes, depreciation and amortization, stock-based compensation and certain other items management believes affect the comparability of operating results.

Total backlog represents future product and service billings that we expect to generate pursuant to contracts that we have entered into with our utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business, the performance and benefits of recently announced new product introductions and innovations, future growth, and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions and deployment pace; dependence on a limited number of customers and key suppliers; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation, including our new SilverLink Sensor Network; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; risks related to retention of management; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of February 10, 2014. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Tricia Gugler

Investor Relations

650-839-4504

tgugler@silverspringnet.com

Noel Hartzell

Global Communications

650-839-4184

nhartzell@silverspringnet.com

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Revenue:
Product revenue	$77,944	$40,331	$224,310	$162,623
Service revenue	19,220	9,740	102,548	34,114

Net revenue	97,164	50,071	326,858	196,737
Cost of revenue:
Product cost of revenue	50,163	26,967	150,315	115,325
Service cost of revenue	13,257	12,556	61,189	49,693

Total cost of revenue	63,420	39,523	211,504	165,018
Gross profit	33,744	10,548	115,354	31,719
Operating expenses:
Research and development	16,167	15,126	77,018	61,998
Sales and marketing	8,417	7,372	34,931	29,104
General and administrative	9,208	8,237	45,160	29,261

Total operating expenses	33,792	30,735	157,109	120,363
Operating income (loss)	(48)	(20,187)	(41,755)	(88,644)
Other income (expense)
Interest income (expense), net	138	(1,210)	(1,152)	(4,561)
Conversion of promissory notes and remeasurement of warrants and derivatives	—	308	(23,676)	3,878

Other income (expense), net	138	(902)	(24,828)	(683)
Income (loss) before provision for income taxes	90	(21,089)	(66,583)	(89,327)
Provision (benefit) for income taxes	(268)	(79)	224	390

Net income (loss)	$358	$(21,010)	$(66,807)	$(89,717)
Deemed dividend to convertible preferred stockholders	—	—	(105,000)	—

Net income (loss) attributable to common stockholders	$358	$(21,010)	$(171,807)	$(89,717)
Net income (loss) per share
Basic net income (loss) per share attributable to common stockholders	$0.01	$(5.65)	$(4.54)	$(24.45)
Diluted net income (loss) per share attributable to common stockholders	$0.01	$(5.65)	$(4.54)	$(24.45)
Weighted average number of shares used in computation
Basic	47,198	3,720	37,877	3,670
Diluted	49,603	3,720	37,877	3,670

Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net income (loss) and income (loss) per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP income (loss) per share.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Net income (loss)	$358	$(21,010)	$(66,807)	$(89,717)
Change in deferred revenue, net of foreign currency translation	(7,516)	35,505	17,228	107,596
Change in deferred cost of revenue, net of foreign currency translation	(1,011)	(17,993)	(31,039)	(38,860)
Amortization of intangibles in cost of revenue	48	48	192	192
Conversion of promissory notes and remeasurement of warrants and derivatives	—	(308)	23,676	(3,878)
Convertible notes accretion / interest	—	1,081	935	3,868
Stock-based compensation	8,001	3,269	52,504	15,092
Legal settlements	250	—	250	—

Non-GAAP net income (loss)	$130	$592	$(3,061)	$(5,707)
Non-GAAP income (loss) per share
Basic	$0.00	$0.16	$(0.08)	$(1.56)
Diluted	$0.00	$0.02	$(0.08)	$(1.56)
Weighted average number of shares used in computation
Basic	47,198	3,720	37,877	3,670
Diluted	49,603	29,394	37,877	3,670

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par values)

	December 31, 2013	December 31, 2012 (a)
ASSETS
Current assets:
Cash and cash equivalents	$82,596	$72,646
Short-term investments	63,256	—
Accounts receivable	69,724	56,528
Inventory	4,350	7,731
Deferred cost of revenue	37,460	45,298
Prepaid expenses and other current assets	4,758	3,456

Total current assets	262,144	185,659
Property and equipment, net	12,364	12,701
Deferred cost of revenue, non-current	238,663	199,865
Deferred tax assets, non-current	1,613	8,265
Other long-term assets	1,567	11,254

TOTAL ASSETS	$516,351	$417,744

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$31,317	$28,104
Accrued liabilities	21,282	14,831
Deferred revenue	111,293	89,838
Current portion of capital lease obligations	1,615	1,647
Deferred tax liability	1,176	7,897

Total current liabilities	166,683	142,317
Deferred revenue, non-current	413,360	418,218
Preferred stock warrant liability	—	11,261
Convertible promissory notes and embedded derivatives	—	56,319
Other liabilities	14,426	18,412
Convertible preferred stock:
$0.001 par value; no shares authorized, issued and outstanding, and aggregate liquidation preference of $0 as of December 31, 2013; 26,072 shares authorized, 22,366 shares issued and outstanding, and aggregate liquidation preference of $381,338 as of December 31, 2012	—	270,725
Stockholders’ equity (deficit):
Preferred stock, $0.001 par value, 10,000 shares authorized and no shares issued or outstanding as of December 31, 2013; no shares authorized, issued or outstanding,as of December 31, 2012	—	—
Common stock, $0.001 par value; 1,000,000 shares authorized, 47,384 shares issued and outstanding as of December 31, 2013; 80,000 shares authorized and 3,764 shares issued and outstanding as of December 31, 2012	46	4
Additional paid-in capital	538,967	51,078
Accumulated other comprehensive income (loss)	130	(136)
Accumulated deficit	(617,261)	(550,454)

Total stockholders’ deficit	(78,118)	(499,508)

TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT	$516,351	$417,744

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
OPERATING ACTIVITIES
Net income (loss)	$358	$(21,010)	$(66,807)	$(89,717)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,656	1,796	6,646	7,255
Stock-based compensation	8,001	3,269	52,504	15,092
Conversion of promissory notes and remeasurement of warrants and derivatives	—	(308)	23,676	(3,878)
Provision for inventory obsolescence	230	272	430	1,202
Non-cash interest expense on convertible notes	—	422	935	1,461
Other non-cash adjustments	(367)	(137)	63	358
Changes in assets and liabilities:
Accounts receivable	(10,119)	7,656	(13,245)	(23,177)
Inventory	2,417	(772)	2,951	(6,448)
Prepaid expenses and other current assets	1,095	662	(1,153)	1,109
Deferred cost of revenue	(1,022)	(17,993)	(30,960)	(38,860)
Other long-term assets	658	(1,090)	4,504	(3,446)
Accounts payable	4,594	3,553	2,848	10,883
Accrued liabilities	2,349	(138)	4,728	(3,191)
Customer deposits	186	(92)	(61)	(7,046)
Deferred revenue	(7,893)	35,505	16,597	107,596
Other liabilities	(299)	2,407	(3,642)	6,529

Net cash provided by (used in) operating activities	1,844	14,002	14	(24,278)

INVESTING ACTIVITIES
Decrease in restricted cash	—	—	—	140
Proceeds from sales and maturity of short-term investments	9,122	—	9,122	—
Purchase of short-term investments	(10,888)	—	(72,339)	—
Purchases of property and equipment	(607)	(605)	(3,950)	(4,854)

Net cash used in investing activities	(2,373)	(605)	(67,167)	(4,714)

FINANCING ACTIVITIES
Payment upon termination of preferred stock warrants of a related party	—	—	(12,000)	—
Proceeds from initial public offering, net of offering costs	(225)	—	84,247	—
Proceeds from private placement of common stock with a related party	—	—	12,000	—
Payments on capital lease obligations	(549)	(424)	(2,034)	(1,312)
Proceeds from sale-leaseback transaction	—	—	—	1,676
Proceeds from issuance of convertible notes, net of paid issuance costs	—	—	—	28,993
Proceeds from issuance of common stock, net of repurchases	2,331	49	2,909	594
Taxes paid related to net share settlement of equity awards	(297)	—	(8,019)	—

Net cash provided by (used in) financing activities	1,260	(375)	77,103	29,951

Net increase in cash and cash equivalents	731	13,022	9,950	959
Cash and cash equivalents—beginning of period	81,865	59,624	72,646	71,687

Cash and cash equivalents—end of period	$82,596	$72,646	$82,596	$72,646

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

TYPE	Q4 CY12	Q1 CY13	Q2 CY13	Q3 CY13	Q4 CY13	YoY% Change
GAAP net revenue
Product net revenue	$40,332	$41,720	$47,996	$56,650	$77,944	93%
Service net revenue
Managed services and SaaS	4,018	4,559	37,508	9,835	8,159	103%
Professional	5,721	7,424	18,006	5,996	11,061	93%

Total service net revenue	$9,739	$11,983	$55,514	$15,831	$19,220	97%

Total GAAP net revenue	$50,071	$53,703	$103,510	$72,481	$97,164	94%

% Product	81%	78%	46%	78%	80%
% Service	19%	22%	54%	22%	20%
Change in deferred net revenue
Change in deferred product revenue	$25,793	$14,702	$17,905	$16,017	$(7,054)
Change in deferred service revenue
Managed services and SaaS	6,441	3,825	(28,245)	16	1,000
Professional	3,271	1,541	(6,719)	5,702	(1,462)

Total change in deferred service revenue	9,712	5,366	(34,964)	5,718	(462)

Total change in deferred revenue	$35,505	$20,068	$(17,059)	$21,735	$(7,516)
Non-GAAP revenue
Product net revenue	$66,125	$56,422	$65,901	$72,667	$70,890	7%
Service net revenue
Managed services and SaaS	10,459	8,384	9,263	9,851	9,159	-12%
Professional	8,992	8,965	11,287	11,698	9,599	7%

Total service net revenue	$19,451	$17,349	$20,550	$21,549	$18,758	-4%

Total non-GAAP net revenue	$85,576	$73,771	$86,451	$94,216	$89,648	5%

% Product	77%	76%	76%	77%	79%
% Service	23%	24%	24%	23%	21%
SOLUTION
GAAP net revenue
Advanced metering infrastructure	$46,250	$45,149	$97,598	$66,774	$91,842	99%
Distribution automation and demand side management	3,821	8,554	5,912	5,707	5,322	39%

Total GAAP net revenue	$50,071	$53,703	$103,510	$72,481	$97,164	94%

% Advanced metering infrastructure	92%	84%	94%	92%	95%
% Distribution automation and demand side management	8%	16%	6%	8%	5%
Change in deferred net revenue
Advanced metering infrastructure	$32,208	$23,219	$(21,380)	$19,244	$(9,532)
Distribution automation and demand side management	3,297	(3,151)	4,321	2,491	2,016

Total change in deferred net revenue	$35,505	$20,068	$(17,059)	$21,735	$(7,516)
Non-GAAP net revenue
Advanced metering infrastructure	$78,458	$68,368	$76,218	$86,018	$82,310	5%
Distribution automation and demand side management	7,118	5,403	10,233	8,198	7,338	3%

Total Non-GAAP net revenue	$85,576	$73,771	$86,451	$94,216	$89,648	5%

% Advanced metering infrastructure	92%	93%	88%	91%	92%
% Distribution automation and demand side management	8%	7%	12%	9%	8%
GEOGRAPHY
GAAP net revenue
United States	$46,421	$50,747	$94,516	$68,562	$71,602	54%
International	3,650	2,956	8,994	3,919	25,562	600%

Total GAAP net revenue	$50,071	$53,703	$103,510	$72,481	$97,164	94%

% United States	93%	94%	91%	95%	74%
% International	7%	6%	9%	5%	26%
Change in deferred net revenue
United States	$21,927	$8,839	$(21,032)	$15,289	$1,369
International	13,578	11,229	3,973	6,446	(8,885)

Total change in deferred net revenue	$35,505	$20,068	$(17,059)	$21,735	$(7,516)
Non-GAAP net revenue
United States	$68,348	$59,586	$73,484	$83,851	$72,971	7%
International	17,228	14,185	12,967	10,365	16,677	-3%

Total non-GAAP net revenue	$85,576	$73,771	$86,451	$94,216	$89,648	5%

% United States	80%	81%	85%	89%	81%
% International	20%	19%	15%	11%	19%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

	Q4	Q1	Q2	Q3	Q4	YoY%
	CY12	CY13	CY13	CY13	CY13	Change
CASH FLOW DATA
Operating cash flow	$14,002	$(8,913)	$(14,048)	$21,131	$1,844	-87%
Operating cash flow—TTM	(24,278)	(19,847)	(19,158)	12,172	14	100%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$72,646	$142,354	$124,970	$143,431	$145,852	101%
Deferred net revenue
End of quarter	508,056	528,176	510,722	532,546	524,653
Less: Beginning of quarter	(472,551)	(508,056)	(528,176)	(510,722)	(532,546)
Foreign currency translation adjustment	—	(52)	395	(89)	377

Change in deferred net revenue, net of foreign currency translation	$35,505	$20,068	$(17,059)	$21,735	$(7,516)

Deferred cost of revenue
End of quarter	245,163	260,572	268,236	275,101	276,123
Less: Beginning of quarter	(227,170)	(245,163)	(260,572)	(268,236)	(275,101)
Foreign currency translation adjustment	—	14	99	(23)	(11)

Change in deferred cost of revenue, net of foreign currency translation	$17,993	$15,423	$7,763	$6,842	$1,011

STOCK-BASED COMPENSATION
Cost of goods sold	$560	$6,724	$2,531	$1,376	$1,644	194%
Research and development	934	9,544	3,607	1,905	2,277	144%
Sales and marketing	550	3,346	1,526	950	1,238	125%
General and administrative	1,225	7,054	3,181	2,759	2,842	132%

Total	$3,269	$26,668	$10,845	$6,990	$8,001	145%

EMPLOYEES	566	572	589	608	602	6%
HOMES & BUSINESSES
Cumulative network endpoints delivered*	15,781	16,507	17,008	17,509	18,184	15%

*	Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data and percentages)

	Q4 CY12	Q1 CY13	Q2 CY13	Q3 CY13	Q4 CY13	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS
Net revenue
GAAP net revenue	$50,071	$53,703	$103,510	$72,481	$97,164	94%
Change in deferred revenue, net of foreign currency translation	35,505	20,068	(17,059)	21,735	(7,516)

Non-GAAP net revenue	$85,576	$73,771	$86,451	$94,216	$89,648	5%

Gross profit
GAAP gross profit	$10,548	$10,134	$48,250	$23,226	$33,744	220%
Change in deferred revenue, net of foreign currency translation	35,505	20,068	(17,059)	21,735	(7,516)
Change in deferred cost of revenue, net of foreign currency translation	(17,993)	(15,423)	(7,763)	(6,842)	(1,011)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	560	6,724	2,531	1,376	1,644

Non-GAAP gross profit	$28,668	$21,551	$26,007	$39,543	$26,909	-6%

GAAP gross margin % (as a % of GAAP net revenue)	21%	19%	47%	32%	35%
Non-GAAP gross margin % (as a % of non-GAAP net revenue)	34%	29%	30%	42%	30%
Operating income (loss)
GAAP operating income (loss)	$(20,187)	$(39,574)	$9,982	$(12,115)	$(48)	100%
Change in deferred revenue, net of foreign currency translation	35,505	20,068	(17,059)	21,735	(7,516)
Change in deferred cost of revenue, net of foreign currency translation	(17,993)	(15,423)	(7,763)	(6,842)	(1,011)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	3,269	26,668	10,845	6,990	8,001
Legal settlements	—	—	—	—	250

Non-GAAP operating income (loss)	$642	$(8,213)	$(3,947)	$9,816	$(276)	-143%

GAAP operating margin % (as a % of GAAP revenue)	-40%	-74%	10%	-17%	0%
Non-GAAP operating margin % (as a % of non-GAAP net revenue)	1%	-11%	-5%	10%	0%
Adjusted EBITDA
GAAP net income (loss)	$(21,010)	$(64,366)	$9,470	$(12,269)	$358	102%
Change in deferred revenue, net of foreign currency translation	35,505	20,068	(17,059)	21,735	(7,516)
Change in deferred cost of revenue, net of foreign currency translation	(17,993)	(15,423)	(7,763)	(6,842)	(1,011)
Other (income) expense, net	902	24,728	184	54	(138)
Provision for income taxes	(79)	64	328	100	(268)
Depreciation and amortization	1,796	1,677	1,689	1,624	1,656
Stock-based compensation	3,269	26,668	10,845	6,990	8,001
Legal settlements	—	—	—	—	250

Adjusted EBITDA	$2,390	$(6,584)	$(2,306)	$11,392	$1,332	-44%

Net income (loss)
GAAP net income (loss)	$(21,010)	$(64,366)	$9,470	$(12,269)	$358	102%
Change in deferred revenue, net of foreign currency translation	35,505	20,068	(17,059)	21,735	(7,516)
Change in deferred cost of revenue, net of foreign currency translation	(17,993)	(15,423)	(7,763)	(6,842)	(1,011)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Convertible notes accretion / interest	1,081	935	—	—	—
Conversion of promissory notes and remeasurement of warrants and derivatives	(308)	23,676	—	—	—
Stock-based compensation	3,269	26,668	10,845	6,990	8,001
Legal settlements	—	—	—	—	250

Non-GAAP net income (loss)	$592	$(8,394)	$(4,459)	$9,662	$130	-78%

GAAP net margin % (as a % of GAAP revenue)	-42%	-120%	9%	-17%	0%
Non-GAAP net margin % (as a % of non-GAAP net revenue)	1%	-11%	-5%	10%	0%
GAAP income (loss) per share
Basic	$(5.65)	$(16.18)*	$0.20	$(0.26)	$0.01
Diluted	$(5.65)	$(16.18)*	$0.19	$(0.26)	$0.01
Weighted average number of shares used in computation
Basic	3,720	10,469	46,599	46,729	47,198
Diluted	3,720	10,469	48,995	46,729	49,603

* GAAP income (loss) per share is based on net loss attributable to common stockholders

Non-GAAP income (loss) per share
Basic	$0.16	$(0.80)	$(0.10)	$0.21	$0.00
Diluted	$0.02	$(0.80)	$(0.10)	$0.19	$0.00
Weighted average number of shares used in computation
Basic	3,720	10,469	46,599	46,729	47,198
Diluted	29,394	10,469	46,599	49,620	49,603